Supplement to the
Fidelity's Massachusetts Municipal Funds
Fidelity® Massachusetts Municipal Money Market Fund
April 1, 2022
Summary Prospectus

Reorganization. The Board of Trustees of Fidelity Massachusetts Municipal Trust has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity® Massachusetts Municipal Money Market Fund and Fidelity® Massachusetts AMT Tax-Free Money Market Fund.

Each fund seeks as high a level of income, exempt from federal and Massachusetts personal income tax, as is consistent with the preservation of capital and liquidity.

As a result of the proposed Reorganization, shareholders of Fidelity® Massachusetts Municipal Money Market Fund would receive Fidelity® Massachusetts AMT Tax-Free Money Market Fund, a class of shares of Fidelity® Massachusetts AMT Tax-Free Money Market Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity® Massachusetts Municipal Money Market Fund in exchange for corresponding shares of Fidelity® Massachusetts AMT Tax-Free Money Market Fund equal in total value to the total value of shares of Fidelity® Massachusetts Municipal Money Market Fund. After the exchange, Fidelity® Massachusetts Municipal Money Market Fund will distribute the Fidelity® Massachusetts AMT Tax-Free Money Market Fund shares to its shareholders pro rata, in liquidation of Fidelity® Massachusetts Municipal Money Market Fund (these transactions are referred to as the “Reorganization”).

The Reorganization, which does not require shareholder approval, is expected to take place on or about September 16, 2022. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity® Massachusetts Municipal Money Market Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

In connection with the Reorganization, effective after the close of business on September 9, 2022, new positions in Fidelity® Massachusetts Municipal Money Market Fund (the fund) may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on September 9, 2022 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by September 9, 2022, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since September 9, 2022, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, 4) by a portfolio manager of the fund, and 5) by a fee deferral plan offered to trustees of certain Fidelity funds, if the fund is an investment option under the plan. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

For more detailed information, please contact Fidelity at 1-800-544-8544.

MFS-SUM-22-01 1.9906018.100	July 15, 2022